Exhibit A-4

MOBILE ENERGY SERVICES COMPANY, L.L.C.

Assumptions to Curtailed Operations Case:

All assumptions are the same as the Current Operations Case except:

Revenues:

         Sappi demand is at current levels in 2001 but the Paper Mill is assumed to close as of January 1, 2002.

         KC demand is at current levels in 2001 and reduces to 1,207,472 mmbtu of steam and 379,691 MWh of energy in 2002 due to capital projects undertaken by KC designed to make the Tissue Mill more energy efficient and a reduction in production.

         No grid sales are realized except in 2001.

Fuel Expenses:

         MESC serves the KC Tissue Mill by using only the No. 8 Power Boiler fueled solely by natural gas.

         No biomass or coal costs are assumed to be used as fuel.

O&M and Capital Expenditures:

         MESC reduces its O&M costs through (i) no longer operating the No. 7 solid fuel Power Boiler and (ii) additional staff reductions made by OEC.

         Capital expenditures are reduced due to MESC operating the No. 8 Power Boiler.

Current Operations Case (shown for ease of reference):

Revenues:

         Pricing will be based upon the Existing ESA for the Paper and Tissue Mills.

         No Cogen Facility will be developed.

         No Revenues will be generated from services provided to the Pulp Mill.

         Annual Demand Levels will be based upon current usage levels, which are as follows:

         KC Tissue Mill
            Steam                1,732,451 MMBtu
            Energy                 369,529 MwH

         Sappi Paper Mill

            Steam                3,142,366 MMBtu
            Energy                 201,973 MwH

         $224,000 of grid sales are realized in 2001 which grows 3% yearly.

Fuel Expenses:

         MESC will serve KC and Sappi using Nos. 7 and 8 Power Boilers only.

         Gasprices for January 2001 approximates actual costs and prices for February through December 2001 are based upon projected gas prices for each month.

         Gas prices for 2002 was assumed to be $4.92 per MMBtu and escalates at 3% annually thereafter.

         Coal was assumed to be $1.41 in 2001 and escalates at 3% annually thereafter.

         Biomass was assumed to be $1.28 in 2001 and escalates at 3% annually thereafter.

         Purchased power was assumed to be $40.00 per MwH in 2001and escalates at 3% annually thereafter.

         There are no reliability expenses included in the attached projections.

O&M and Capital Expenditures:

         MESC assumes reduction in its O&M costs as a result of OEC lowering the labor cost, including staff reductions, as a as a result of negotiated labor contacts, and staff reductions as a result of those negotiations.

         2001 O&M was $21,263,000, which included $3,300,000 of professional fees. 2002 O&M is $15,247,000 and at 3% annually thereafter.

         Capital Expenditures are $2,468,000 in 2001, $2,348,000 in 2002 and escalates at 3% annualy thereafter.

Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)

MESC Projected Statement of Operations - Curtailed Demand Case


Income Statement Summary                   2001        2002         2003        2004        2005        2006        2007       2008
------------------------
                                      ----------------------------------------------------------------------------------------------
REVENUES
"In-The-Fence"
Electricity                            $ 34,316     $ 28,336     $ 29,186    $ 30,062    $ 30,964    $ 31,893    $ 32,849   $ 33,835
Steam                                    41,013       18,614       19,172      19,747      20,340      20,950      21,579     22,226
                                      ----------------------------------------------------------------------------------------------
   Total "In-The-Fence"                  75,328       46,950       48,359      49,809      51,304      52,843      54,428     56,061

"Over-The-Fence"
Electricity                                 224            -            -           -           -           -           -          -
                                      ----------------------------------------------------------------------------------------------
   Total "Over-The-Fence"                   224            -            -           -           -           -           -          -

Pulpco                                        -            -            -           -           -           -           -          -
KC Make-Up Payment                       14,763            -            -           -           -           -           -          -
                                      ----------------------------------------------------------------------------------------------
   Total Revenues                      $ 90,315     $ 46,950     $ 48,359    $ 49,809    $ 51,304    $ 52,843    $ 54,428   $ 56,061

EXPENSES
Fuel
Fuel - CT                                   $ -          $ -          $ -         $ -         $ -         $ -         $ -        $ -
Natural Gas - Existing Plant             33,473       33,079       34,072      35,094      36,147      37,231      38,348     39,499
Biomass                                   3,970            -            -           -           -           -           -          -
Coal                                      5,934            -            -           -           -           -           -          -
Reliability - Back-Up Cost                    -            -            -           -           -           -           -          -
Reliability -  Purchased Steam                -            -            -           -           -           -           -          -
Secondary Dispatch Net Cost                   -            -            -           -           -           -           -          -
Purchased Power Cost                          -          527          543         559         576         593         611        629
                                      ----------------------------------------------------------------------------------------------
   Total Fuel                            43,376       33,607       34,615      35,653      36,723      37,824      38,959     40,128

O &M - MESC                              21,263       10,442       10,755      11,077      11,410      11,752      12,105     12,468
Cogen Expenses                                -            -            -           -           -           -           -          -
                                      ----------------------------------------------------------------------------------------------
   Total Expenses                        64,639       44,048       45,370      46,731      48,133      49,576      51,064     52,596
                                      ----------------------------------------------------------------------------------------------
   EBITDA                              $ 25,676      $ 2,902      $ 2,989     $ 3,079     $ 3,171     $ 3,266     $ 3,364    $ 3,465
                                      ==============================================================================================

Interest Expense
   Cogen Interest                             -            -            -           -           -           -           -          -
   New Debt Interest                          -            -            -           -           -           -           -          -
                                      ----------------------------------------------------------------------------------------------
Total Interest Expense                        -            -            -           -           -           -           -          -

   EBTDA                               $ 25,676      $ 2,902      $ 2,989     $ 3,079     $ 3,171     $ 3,266     $ 3,364    $ 3,465
                                      ==============================================================================================

Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)

MESC Projected Statement of Operations - Curtailed Demand Case


Income Statement Summary                     2009        2010        2011        2012        2013        2014        2015
------------------------
                                      ------------------------------------------------------------------------------------
REVENUES
"In-The-Fence"
Electricity                               $ 34,850    $ 35,895    $ 36,972    $ 38,081    $ 39,224    $ 40,401    $ 41,613
Steam                                       22,893      23,579      24,287      25,015      25,766      26,539      27,335
                                      ------------------------------------------------------------------------------------
   Total "In-The-Fence"                     57,743      59,475      61,259      63,097      64,990      66,940      68,948

"Over-The-Fence"
Electricity                                      -           -           -           -           -           -           -
                                      ------------------------------------------------------------------------------------
   Total "Over-The-Fence"                        -           -           -           -           -           -           -

Pulpco                                           -           -           -           -           -           -           -
KC Make-Up Payment                               -           -           -           -           -           -           -
                                      ------------------------------------------------------------------------------------
   Total Revenues                         $ 57,743    $ 59,475    $ 61,259    $ 63,097    $ 64,990    $ 66,940    $ 68,948

EXPENSES
Fuel
Fuel - CT                                      $ -         $ -         $ -         $ -         $ -         $ -         $ -
Natural Gas - Existing Plant                40,684      41,904      43,161      44,456      45,790      47,163      48,578
Biomass                                          -           -           -           -           -           -           -
Coal                                             -           -           -           -           -           -           -
Reliability - Back-Up Cost                       -           -           -           -           -           -           -
Reliability -  Purchased Steam                   -           -           -           -           -           -           -
Secondary Dispatch Net Cost                      -           -           -           -           -           -           -
Purchased Power Cost                           648         668         688         708         730         751         774
                                      ------------------------------------------------------------------------------------
   Total Fuel                               41,332      42,572      43,849      45,164      46,519      47,915      49,352

O &M - MESC                                 12,842      13,227      13,624      14,033      14,454      14,887      15,334
Cogen Expenses                                   -           -           -           -           -           -           -
                                      ------------------------------------------------------------------------------------
   Total Expenses                           54,174      55,799      57,473      59,197      60,973      62,802      64,686
                                      ------------------------------------------------------------------------------------
   EBITDA                                  $ 3,569     $ 3,676     $ 3,786     $ 3,900     $ 4,017     $ 4,138     $ 4,262
                                      ====================================================================================

Interest Expense
   Cogen Interest                                -           -           -           -           -           -           -
   New Debt Interest                             -           -           -           -           -           -           -
                                      ------------------------------------------------------------------------------------
Total Interest Expense                           -           -           -           -           -           -           -

   EBTDA                                   $ 3,569     $ 3,676     $ 3,786     $ 3,900     $ 4,017     $ 4,138     $ 4,262
                                      ====================================================================================


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)

MESC Projected Statement of Operations - Curtailed Demand Case


Income Statement Summary          2016        2017        2018        2019
------------------------
                               -------------------------------------------
REVENUES
"In-The-Fence"
Electricity                    $ 42,861    $ 44,147    $ 45,471    $ 46,835
Steam                            28,155      29,000      29,870      30,766
                               --------------------------------------------
   Total "In-The-Fence"          71,016      73,147      75,341      77,601

"Over-The-Fence"
Electricity                           -           -           -           -
                               --------------------------------------------
   Total "Over-The-Fence"             -           -           -           -

Pulpco                                -           -           -           -
KC Make-Up Payment                    -           -           -           -
                               --------------------------------------------
   Total Revenues              $ 71,016    $ 73,147    $ 75,341    $ 77,601

EXPENSES
Fuel
Fuel - CT                           $ -         $ -         $ -         $ -
Natural Gas - Existing Plant     50,036      51,537      53,083      54,675
Biomass                               -           -           -           -
Coal                                  -           -           -           -
Reliability - Back-Up Cost            -           -           -           -
Reliability -  Purchased Steam        -           -           -           -
Secondary Dispatch Net Cost           -           -           -           -
Purchased Power Cost                797         821         846         871
                               --------------------------------------------
   Total Fuel                    50,833      52,358      53,929      55,546

O &M - MESC                      15,794      16,268      16,756      17,258
Cogen Expenses                        -           -           -           -
                               --------------------------------------------
   Total Expenses                66,627      68,625      70,684      72,805
                               --------------------------------------------
   EBITDA                       $ 4,390     $ 4,521     $ 4,657     $ 4,797
                               ============================================

Interest Expense
   Cogen Interest                     -           -           -           -
   New Debt Interest                  -           -           -           -
                               --------------------------------------------
Total Interest Expense                -           -           -           -

   EBTDA                        $ 4,390     $ 4,521     $ 4,657     $ 4,797
                               ============================================

Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)

MESC Projected Cash Flow Statement - Curtailed Demand Case


                                           2001       2002      2003      2004      2005     2006       2007      2008      2009
                                      ------------------------------------------------------------------------------------------

EBITDA                                 $ 25,676    $ 2,902   $ 2,989   $ 3,079   $ 3,171   $ 3,266   $ 3,364   $ 3,465   $ 3,569

Less:  MESC Capital Expenditures          2,280      1,421     1,464     1,508     1,553     1,600     1,648     1,697     1,748
Less:  Cogen Capital Expenditures           188          -         -         -         -         -         -         -         -
                                      ------------------------------------------------------------------------------------------
   Cash Flow After CapEx                 23,209      1,481     1,525     1,571     1,618     1,666     1,716     1,768     1,821

Less:  Taxes                            $ 4,877      $ 566     $ 583     $ 601     $ 619     $ 637     $ 657     $ 676     $ 697
   Cash Flow After Tax                   18,332        914       942       970       999     1,029     1,060     1,092     1,124

Plus:  Other Income (1)                   9,604          -         -         -         -         -         -         -         -
Less:  Miscellaneous (2)                (11,024)         -         -         -         -         -         -         -         -
                                      ------------------------------------------------------------------------------------------
                                         (1,420)         -         -         -         -         -         -         -         -

Plus:  Cogen Debt Issuance                    -          -         -         -         -         -         -         -         -
Less:  Cogen Debt Service                     -          -         -         -         -         -         -         -         -
                                      ------------------------------------------------------------------------------------------
   Cash Flow After Cogen Debt
      Issue / Payment                    16,912        914       942       970       999     1,029     1,060     1,092     1,124

New Debt - Cash Interest Expense              -          -         -         -         -         -         -         -         -
New Debt - Principal Amortization             -          -         -         -         -         -         -         -         -
                                      ------------------------------------------------------------------------------------------
   Total New Debt Service                     -          -         -         -         -         -         -         -         -

Cash Flow After New Debt Payment         16,912        914       942       970       999     1,029     1,060     1,092     1,124
Present Value of Cash Flow             $ 15,374      $ 756     $ 708     $ 662     $ 620     $ 581     $ 544     $ 509     $ 477
Present Value of Cash Flows @ 10%      $ 23,612
Present Value of Terminal EBITDA
   Multiple                            $  4,314
Present Value of Excess Cash
   as of 12/31/2001                    $  9,668
NPV @ 10%                              $ 37,594

Present Value of Cash Flow             $ 15,100      $ 729     $ 670     $ 616     $ 567     $ 521     $ 479     $ 441     $ 405
Present Value of Cash Flows @ 12%      $ 22,162
Present Value of Terminal EBITDA
   Multiple                            $  3,063
Present Value of Excess Cash as
   of 12/31/2001                       $  9,496
NPV @ 12%                              $ 34,720


Dividends to Bondholders                      -          -         -         -         -        -          -         -         -

Beginning Cash Balance                 $ 13,635   $ 30,547  $ 31,461  $ 32,403  $ 33,373 $ 34,372   $ 35,401  $ 36,461  $ 37,552
   Change in Cash                        16,912        914       942       970       999    1,029      1,060     1,092     1,124
                                      ------------------------------------------------------------------------------------------
Ending Cash Balance                      30,547     31,461    32,403    33,373    34,372   35,401     36,461    37,552    38,677
                                      ==========================================================================================

Minimum Cash Balance                    $ 3,000    $ 3,000  $  3,000   $ 3,000   $ 3,000  $ 3,000    $ 3,000   $ 3,000   $ 3,000

(1)  Includes interest income and the sale of the HSRG.
(2) Includes payment of certain claims and changes in net working capital.

Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)

MESC Projected Cash Flow Statement - Curtailed Demand Case


                                      2010     2011      2012     2013      2014      2015       2016      2017      2018     2019
                                  -------------------------------------------------------------------------------------------------

EBITDA                             $ 3,676   $ 3,786   $ 3,900  $ 4,017   $ 4,138   $ 4,262   $ 4,390   $ 4,521   $ 4,657   $ 4,797

Less:  MESC Capital Expenditures     1,801     1,855     1,910    1,968     2,027     2,087     2,150     2,214     2,281     2,349
Less:  Cogen Capital Expenditures        -         -         -        -         -         -         -         -         -         -
                                  -------------------------------------------------------------------------------------------------
   Cash Flow After CapEx             1,876     1,932     1,990    2,049     2,111     2,174     2,240     2,307     2,376     2,447

Less:  Taxes                         $ 717     $ 739     $ 761    $ 784     $ 807     $ 832     $ 857     $ 882     $ 909     $ 936
   Cash Flow After Tax               1,158     1,193     1,229    1,266     1,304     1,343     1,383     1,424     1,467     1,511

Plus:  Other Income (1)                  -         -         -        -         -         -         -         -         -         -
Less:  Miscellaneous (2)                 -         -         -        -         -         -         -         -         -         -
                                  -------------------------------------------------------------------------------------------------
                                         -         -         -        -         -         -         -         -         -         -

Plus:  Cogen Debt Issuance               -         -         -        -         -         -         -         -         -         -
Less:  Cogen Debt Service                -         -         -        -         -         -         -         -         -         -
                                  -------------------------------------------------------------------------------------------------
   Cash Flow After Cogen Debt
      Issue / Payment                1,158     1,193     1,229    1,266     1,304     1,343     1,383     1,424     1,467     1,511

New Debt - Cash Interest Expense         -         -         -        -         -         -         -         -         -         -
New Debt - Principal Amortization        -         -         -        -         -         -         -         -         -         -
                                  -------------------------------------------------------------------------------------------------
   Total New Debt Service                -         -         -        -         -         -         -         -         -         -

Cash Flow After New Debt Payment     1,158     1,193     1,229    1,266     1,304     1,343     1,383     1,424     1,467     1,511
Present Value of Cash Flow           $ 447     $ 418     $ 392    $ 367     $ 343     $ 321     $ 301     $ 282     $ 264     $ 247
Present Value of Cash Flows @ 10%
Present Value of Terminal EBITDA
   Multiple
Present Value of Excess Cash
   as of 12/31/2001
NPV @ 10%

Present Value of Cash Flow           $ 373     $ 343     $ 315    $ 290     $ 267     $ 245     $ 226     $ 207     $ 191     $ 175
Present Value of Cash Flows @ 12%
Present Value of Terminal EBITDA
   Multiple
Present Value of Excess Cash as
   of 12/31/2001
NPV @ 12%


Dividends to Bondholders                 -         -         -        -         -         -         -         -         -         -

Beginning Cash Balance            $ 38,677  $ 39,835  $ 41,028 $ 42,256  $ 43,522  $ 44,826  $ 46,168  $ 47,551  $ 48,976  $ 50,443
   Change in Cash                    1,158     1,193     1,229    1,266     1,304     1,343     1,383     1,424     1,467     1,511
                                  -------------------------------------------------------------------------------------------------
Ending Cash Balance                 39,835    41,028    42,256   43,522    44,826    46,168    47,551    48,976    50,443    51,954
                                  =================================================================================================

Minimum Cash Balance               $ 3,000   $ 3,000   $ 3,000  $ 3,000   $ 3,000   $ 3,000   $ 3,000   $ 3,000   $ 3,000   $ 3,000

(1)  Includes interest income and the sale of the HSRG.
(2) Includes payment of certain claims and changes in net working capital.


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)


Energy Demand and Revenues - Curtailed Demand Case

Demand                                     2001       2002      2003        2004      2005        2006       2007       2008
------
                                      ---------------------------------------------------------------------------------------
Electricity (MWh)

Tissue                                  369,529     379,691    379,691    379,691    379,691    379,691    379,691    379,691
Paper                                   201,973           -          -          -          -          -          -          -
                                      ---------------------------------------------------------------------------------------
Total "In-The-Fence" Demand             571,502     379,691    379,691    379,691    379,691    379,691    379,691    379,691

Available for Resale - "Over-The-Fence"
   Market - Cogen                             -           -          -          -          -          -          -          -
   Market - MESC                              -           -          -          -          -          -          -          -
                                      ---------------------------------------------------------------------------------------
Total "Over-The-Fence" Demand                 0           0          0          0          0          0          0          0

Total Power Demand                      571,502     379,691    379,691    379,691    379,691    379,691    379,691    379,691

Steam (mmbtu)

Tissue                                1,732,451   1,207,472  1,207,472  1,207,472  1,207,472  1,207,472  1,207,472  1,207,472
Paper                                 3,142,366           -          -          -          -          -          -          -
                                      ---------------------------------------------------------------------------------------
   Total Steam Demand                 4,874,817   1,207,472  1,207,472  1,207,472  1,207,472  1,207,472  1,207,472  1,207,472

Revenues

Electricity

Tissue                                 $ 22,171    $ 28,336   $ 29,186   $ 30,062   $ 30,964   $ 31,893   $ 32,849   $ 33,835
Paper                                    12,145           -          -          -          -          -          -          -
                                      ---------------------------------------------------------------------------------------
Total "In-The-Fence" Revenues          $ 34,316    $ 28,336   $ 29,186   $ 30,062   $ 30,964   $ 31,893   $ 32,849   $ 33,835

Available for Resale - "Over-The-Fence"
   Market - Cogen                             -           -          -          -          -         -           -          -
   Market - MESC                            224           -          -          -          -         -           -          -
                                      ---------------------------------------------------------------------------------------
Total "Over-The-Fence" Revenues           $ 224         $ -        $ -        $ -        $ -       $ -         $ -        $ -

Total Power Revenues                   $ 34,540    $ 28,336   $ 29,186   $ 30,062   $ 30,964  $ 31,893    $ 32,849   $ 33,835

Steam

Tissue                                 $ 14,966    $ 18,614   $ 19,172   $ 19,747   $ 20,340  $ 20,950    $ 21,579   $ 22,226
Paper                                    26,047           -          -          -          -         -           -          -
                                      ---------------------------------------------------------------------------------------
   Total Steam Revenues                $ 41,013    $ 18,614   $ 19,172   $ 19,747   $ 20,340  $ 20,950    $ 21,579   $ 22,226

Pulpco Revenue                              $ -         $ -        $ -        $ -        $ -       $ -         $ -        $ -

Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)


Energy Demand and Revenues - Curtailed Demand Case

Demand                                    2009       2010      2011       2012       2013      2014        2015       2016
------
                                      -------------------------------------------------------------------------------------
Electricity (MWh)

Tissue                                  379,691    379,691    379,691    379,691   379,691    379,691    379,691    379,691
Paper                                         -          -          -          -         -          -          -          -
                                      -------------------------------------------------------------------------------------
Total "In-The-Fence" Demand             379,691    379,691    379,691    379,691   379,691    379,691    379,691    379,691

Available for Resale-"Over-The-Fence"
   Market - Cogen                             -          -          -          -         -          -          -          -
   Market - MESC                              -          -          -          -         -          -          -          -
                                      -------------------------------------------------------------------------------------
Total "Over-The-Fence" Demand                 0          0          0          0         0          0          0          0

Total Power Demand                      379,691    379,691    379,691    379,691   379,691    379,691    379,691    379,691

Steam (mmbtu)

Tissue                                1,207,472  1,207,472  1,207,472  1,207,472 1,207,472  1,207,472  1,207,472  1,207,472
Paper                                         -          -          -          -         -          -          -          -
                                      -------------------------------------------------------------------------------------
   Total Steam Demand                 1,207,472  1,207,472  1,207,472  1,207,472 1,207,472  1,207,472  1,207,472  1,207,472

Revenues

Electricity

Tissue                                 $ 34,850   $ 35,895   $ 36,972   $ 38,081  $ 39,224   $ 40,401   $ 41,613   $ 42,861
Paper                                         -          -          -          -         -          -          -          -
                                      -------------------------------------------------------------------------------------
Total "In-The-Fence" Revenues          $ 34,850   $ 35,895   $ 36,972   $ 38,081  $ 39,224   $ 40,401   $ 41,613   $ 42,861

Available for Resale-"Over-The-Fence"
   Market - Cogen                             -          -          -          -         -          -          -          -
   Market - MESC                              -          -          -          -         -          -          -          -
                                      -------------------------------------------------------------------------------------
Total "Over-The-Fence" Revenues             $ -        $ -        $ -        $ -       $ -        $ -        $ -        $ -

Total Power Revenues                   $ 34,850   $ 35,895   $ 36,972   $ 38,081  $ 39,224   $ 40,401   $ 41,613   $ 42,861

Steam

Tissue                                 $ 22,893   $ 23,579   $ 24,287   $ 25,015   $ 25,766  $ 26,539   $ 27,335   $ 28,155
Paper                                         -          -          -          -          -         -          -          -
                                      -------------------------------------------------------------------------------------
   Total Steam Revenues                $ 22,893   $ 23,579   $ 24,287   $ 25,015   $ 25,766  $ 26,539   $ 27,335   $ 28,155

Pulpco Revenue                              $ -        $ -        $ -        $ -        $ -       $ -        $ -        $ -

Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)


Energy Demand and Revenues - Curtailed Demand Case

Demand                                    2017       2018        2019
------
                                     --------------------------------
Electricity (MWh)

Tissue                                   379,691    379,691    379,691
Paper                                          -          -          -
                                     ---------------------------------
Total "In-The-Fence" Demand              379,691    379,691    379,691

Available for Resale-"Over-The-Fence"
   Market - Cogen                              -          -          -
   Market - MESC                               -          -          -
                                     ---------------------------------
Total "Over-The-Fence" Demand                  0          0          0

Total Power Demand                       379,691    379,691    379,691

Steam (mmbtu)

Tissue                                 1,207,472  1,207,472  1,207,472
Paper                                          -          -          -
                                     ---------------------------------
   Total Steam Demand                  1,207,472  1,207,472  1,207,472

Revenues

Electricity

Tissue                                  $ 44,147   $ 45,471   $ 46,835
Paper                                          -          -          -
                                     ---------------------------------
Total "In-The-Fence" Revenues           $ 44,147   $ 45,471   $ 46,835

Available for Resale-"Over-The-Fence"
   Market - Cogen                              -          -          -
   Market - MESC                               -          -          -
                                     ---------------------------------
Total "Over-The-Fence" Revenues              $ -        $ -        $ -

Total Power Revenues                    $ 44,147   $ 45,471   $ 46,835

Steam

Tissue                                  $ 29,000   $ 29,870   $ 30,766
Paper                                          -          -          -
                                     ---------------------------------
   Total Steam Revenues                 $ 29,000   $ 29,870   $ 30,766

Pulpco Revenue                               $ -        $ -        $ -

Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)


MESC Fuel Schedule - Curtailed Demand Case

                                   2001       2002       2003        2004        2005       2006        2007       2008      2009
                               -----------------------------------------------------------------------------------------------------

Fuel - CT                           $ -         $ -        $ -         $ -         $ -       $ -         $ -        $ -        $ -
Natural Gas - Existing Plant     33,473      33,079     34,072      35,094      36,147    37,231      38,348     39,499     40,684
Biomass                           3,970           0          0           0           0         0           0          0          0
Coal                              5,934           0          0           0           0         0           0          0          0
Reliability - Back-Up Cost            0           0          0           0           0         0           0          0          0
Reliability -  Purchased Steam        0           0          0           0           0         0           0          0          0
Secondary Dispatch Net Cost           0           0          0           0           0         0           0          0          0
Purchased Power Cost                  0         527        543         559         576       593         611        629        648
                               -----------------------------------------------------------------------------------------------------
Total Fuel Cost                $ 43,376    $ 33,607    $ 34,615   $ 35,653    $ 36,723  $ 37,824    $ 38,959   $ 40,128   $ 41,332


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)


MESC Fuel Schedule - Curtailed Demand Case

                                 2010       2011      2012      2013      2014       2015       2016       2017      2018       2019
                              ------------------------------------------------------------------------------------------------------

Fuel - CT                          $ -        $ -       $ -       $ -       $ -       $ -        $ -        $ -        $ -       $ -
Natural Gas - Existing Plant    41,904     43,161    44,456    45,790    47,163    48,578     50,036     51,537     53,083    54,675
Biomass                              0          0         0         0         0         0          0          0          0         0
Coal                                 0          0         0         0         0         0          0          0          0         0
Reliability - Back-Up Cost           0          0         0         0         0         0          0          0          0         0
Reliability -  Purchased Steam       0          0         0         0         0         0          0          0          0         0
Secondary Dispatch Net Cost          0          0         0         0         0         0          0          0          0         0
Purchased Power Cost               668        688       708       730       751       774        797        821        846       871
                              ------------------------------------------------------------------------------------------------------
Total Fuel Cost               $ 42,572   $ 43,849  $ 45,164  $ 46,519  $ 47,915  $ 49,352   $ 50,833   $ 52,358   $ 53,929  $ 55,546


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)



Revenue Unit Prices - Curtailed Demand Case

                         2001     2002    2003    2004    2005   2006     2007    2008    2009    2010    2011   2012    2013
                        -----------------------------------------------------------------------------------------------------

Revenue - Unit Prices
Electric ($ / MWh)
Contract
   Tissue               60.00    74.63   76.87   79.17   81.55  84.00    86.52   89.11   91.79   94.54   97.37 100.30  103.30
   Paper                60.13     0.00    0.00    0.00    0.00   0.00     0.00    0.00    0.00    0.00    0.00   0.00    0.00

Steam ($ / mmbtu)
Contract
   Tissue                8.64    15.42   15.88   16.35   16.84  17.35    17.87   18.41   18.96   19.53   20.11  20.72   21.34
   Paper                 8.29     0.00    0.00    0.00    0.00   0.00     0.00    0.00    0.00    0.00    0.00   0.00    0.00


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)



Revenue Unit Prices - Curtailed Demand Case

                          2014    2015    2016    2017    2018   2019
                        ----------------------------------------------

Revenue - Unit Prices
Electric ($ / MWh)
Contract
   Tissue               106.40  109.60  112.88  116.27  119.76 123.35
   Paper                  0.00    0.00    0.00    0.00    0.00   0.00

Steam ($ / mmbtu)
Contract
   Tissue                21.98   22.64   23.32   24.02   24.74  25.48
   Paper                  0.00    0.00    0.00    0.00    0.00   0.00

Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)



Steam & Power Rate Calculation Schedule - Curtailed Demand Case

                            2001     2002       2003       2004       2005       2006          2007       2008       2009
                       -----------------------------------------------------------------------------------------------------
Steam & Power Contract Price Calculation

Steam Demand (mmbtu)
   Tissue              1,732,451   1,207,472  1,207,472  1,207,472  1,207,472  1,207,472    1,207,472  1,207,472  1,207,472
   Paper               3,142,366           0          0          0          0          0            0          0          0
Electric (MHh)
   Tissue                369,529     379,691    379,691    379,691    379,691    379,691      379,691    379,691    379,691
   Paper                 201,973           0          0          0          0          0            0          0          0
Total Fuel Cost          $43,376     $33,607    $34,615    $35,653    $36,723    $37,824      $38,959    $40,128    $41,332

Tissue Revenue

   Steam                 $ 4,301     $ 6,680    $ 6,881    $ 7,087    $ 7,300    $ 7,519      $ 7,744    $ 7,977    $ 8,216
   Power                   6,956      10,656     10,975     11,304     11,644     11,993       12,353     12,723     13,105
   Fuel                   21,254      16,467     16,961     17,470     17,994     18,534       19,090     19,663     20,253
                       -----------------------------------------------------------------------------------------------------
      Total             $ 32,512    $ 33,803   $ 34,817   $ 35,862   $ 36,938   $ 38,046     $ 39,187   $ 40,363   $ 41,574
Contract Prices Tissue

                       -----------------------------------------------------------------------------------------------------
   Steam ($/mmbtu)        $ 8.64     $ 15.42    $ 15.88    $ 16.35    $ 16.84    $ 17.35      $ 17.87    $ 18.41    $ 18.96
   Power ($/MWh)         $ 60.00     $ 74.63    $ 76.87    $ 79.17    $ 81.55    $ 84.00      $ 86.52    $ 89.11    $ 91.79
                       -----------------------------------------------------------------------------------------------------

Paper Revenue

   Steam                 $ 9,958     $ 9,571    $ 9,858   $ 10,153   $ 10,458   $ 10,772    $ 11,095    $ 11,428   $ 11,771
   Power                   4,950       3,735      3,847      3,963      4,082      4,204       4,330       4,460      4,594
   Fuel                   22,122      17,139     17,653     18,183     18,729     19,290      19,869      20,465     21,079
                       -----------------------------------------------------------------------------------------------------
      Total             $ 37,031    $ 30,445   $ 31,359   $ 32,299   $ 33,268   $ 34,266    $ 35,294    $ 36,353   $ 37,444
Contract Prices Paper

                       -----------------------------------------------------------------------------------------------------
   Steam ($/mmbtu)        $ 8.29         $ -        $ -        $ -        $ -        $ -         $ -         $ -        $ -
   Power ($/MWh)         $ 60.13         $ -        $ -        $ -        $ -        $ -         $ -         $ -        $ -
                       -----------------------------------------------------------------------------------------------------

Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)



Steam & Power Rate Calculation Schedule - Curtailed Demand Case

                         2010       2011        2012      2013        2014       2015      2016       2017       2018         2019
                       ------------------------------------------------------------------------------------------------------------
Steam & Power Contract Price Calculation

Steam Demand (mmbtu)
   Tissue              1,207,472  1,207,472  1,207,472  1,207,472  1,207,472  1,207,472  1,207,472  1,207,472  1,207,472  1,207,472
   Paper                       0          0          0          0          0          0          0          0          0          0
Electric (MHh)
   Tissue                379,691    379,691    379,691    379,691    379,691    379,691    379,691    379,691    379,691    379,691
   Paper                       0          0          0          0          0          0          0          0          0          0
Total Fuel Cost          $42,572    $43,849    $45,164    $46,519    $47,915    $49,352    $50,833    $52,358    $53,929    $55,546

Tissue Revenue

   Steam                 $ 8,463    $ 8,716    $ 8,978    $ 9,247    $ 9,525    $ 9,810   $ 10,105  $ 10,408   $ 10,720    $ 11,042
   Power                  13,498     13,903     14,320     14,750     15,192     15,648     16,117    16,601     17,099      17,612
   Fuel                   20,860     21,486     22,131     22,794     23,478     24,183     24,908    25,655     26,425      27,218
                       ------------------------------------------------------------------------------------------------------------
      Total             $ 42,821   $ 44,105   $ 45,429   $ 46,791   $ 48,195   $ 49,641   $ 51,130  $ 52,664   $ 54,244    $ 55,871
Contract Prices Tissue

                       ------------------------------------------------------------------------------------------------------------
   Steam ($/mmbtu)       $ 19.53    $ 20.11    $ 20.72    $ 21.34    $ 21.98    $ 22.64    $ 23.32   $ 24.02    $ 24.74     $ 25.48
   Power ($/MWh)         $ 94.54    $ 97.37   $ 100.30   $ 103.30   $ 106.40   $ 109.60   $ 112.88  $ 116.27   $ 119.76    $ 123.35
                       ------------------------------------------------------------------------------------------------------------

Paper Revenue

   Steam                $ 12,124   $ 12,487  $ 12,862    $ 13,248   $ 13,645   $ 14,055   $ 14,476  $ 14,911   $ 15,358    $ 15,819
   Power                   4,732      4,874     5,020       5,170      5,326      5,485      5,650     5,819      5,994       6,174
   Fuel                   21,712     22,363    23,034      23,725     24,437     25,170     25,925    26,702     27,504      28,329
                       ------------------------------------------------------------------------------------------------------------
      Total             $ 38,567   $ 39,724  $ 40,916    $ 42,143   $ 43,408   $ 44,710   $ 46,051  $ 47,433   $ 48,856    $ 50,321
Contract Prices Paper

                       -------------------------------------------------------------------------------------------------------------
   Steam ($/mmbtu)           $ -        $ -       $ -         $ -        $ -        $ -        $ -       $ -        $ -         $ -
   Power ($/MWh)             $ -        $ -       $ -         $ -        $ -        $ -        $ -       $ -        $ -         $ -
                       -------------------------------------------------------------------------------------------------------------


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)



O&M & Capital Expenditure Schedule - Curtailed Demand Case

                         2001       2002      2003      2004      2005      2006     2007        2008      2009      2010      2011
                     ---------------------------------------------------------------------------------------------------------------

Total MESC O&M       $ 21,263   $ 10,442   $ 10,755  $ 11,077  $ 11,410  $ 11,752  $ 12,105   $ 12,468  $ 12,842  $ 13,227  $ 13,624

Capital Expenditures
   MESC               $ 2,280    $ 1,421    $ 1,464   $ 1,508   $ 1,553   $ 1,600   $ 1,648    $ 1,697   $ 1,748   $ 1,801   $ 1,855
   CT Construction          -          -          -         -         -         -         -          -         -         -         -
   CT Maintenance           -          -          -         -         -         -         -          -         -         -         -
                     ---------------------------------------------------------------------------------------------------------------
      Total             2,280      1,421      1,464     1,508     1,553     1,600     1,648      1,697     1,748     1,801     1,855


Mobile Energy Services Company, L.L.C.
Summary Financial Analysis
($ in thousands)



O&M & Capital Expenditure Schedule - Curtailed Demand Case

                          2012      2013      2014      2015     2016       2017      2018      2019
                     --------------------------------------------------------------------------------

Total MESC O&M         $ 14,033  $ 14,454  $ 14,887  $ 15,334  $ 15,794  $ 16,268  $ 16,756  $ 17,258

Capital Expenditures
   MESC                 $ 1,910   $ 1,968   $ 2,027   $ 2,087   $ 2,150   $ 2,214   $ 2,281   $ 2,349
   CT Construction            -         -         -         -         -         -         -         -
   CT Maintenance             -         -         -         -         -         -         -         -
                     --------------------------------------------------------------------------------
      Total               1,910     1,968     2,027     2,087     2,150     2,214     2,281     2,349
